SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

August 6, 2021

Dear Variable Annuity and Variable Life Contract Owners:

Shareholders of Blue Chip Growth Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve an update of the Fund’s diversification status. In order for shareholders of the Fund to consider and vote on the proposals, a special meeting of shareholders (the “Meeting”) will be held on September 28, 2021 at 10:00 a.m., Eastern Time. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Fund plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Attending the Meeting via Telephone

To participate in the Meeting, contract owners eligible to give voting instructions and shareholders of the Fund must call the Broadridge Service Center at 1-855-200-8053 no later than 5:00 p.m. Eastern Time on September 27, 2021, and provide your full name and address. You will then be provided with the conference call dial-in information to attend the Meeting.

Telephonic access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Fund.

Approve greater flexibility in the Fund’s investment management

We are asking shareholders to approve an update of the Fund’s diversification status. We believe, based on our review of the Fund’s investment process, that the Fund and its shareholders may benefit if the Fund is operated as a “non-diversified” fund. Based on our experience and investment analysis, we believe that generally the ability for the Fund to invest more significantly in fewer securities may enhance the probability of improved performance over the long term. As a result, we have noted that the Fund has, over the past few years, generally trended toward investing a larger percentage of the Fund’s assets in the securities of fewer companies. We recommended this change to the Fund’s Trustees, and they agreed that a change in diversification status was in the best interests of shareholders.

The Board of Trustees of the Trust (the “Board”) has concluded that the proposed change to the diversification status is appropriate and will benefit the Fund and its shareholders. If approved by the Fund’s shareholders, the change to the Fund’s diversification status will become effective when the Fund’s SAI is revised or supplemented to reflect the change. Assuming that the proposed change is approved at the Meeting, the Fund expects to file a revision or supplement to its SAI on or about September 29, 2021. If the proposed change is not approved by the Fund’s shareholders, the current fundamental investment restriction regarding diversification will remain in effect and the Fund will continue to be managed as a diversified fund.

Shareholders of the Fund are being asked to vote on and approve the update to the Fund’s diversification status.

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) are invested in subaccounts of separate accounts established by these companies that are registered under the Investment Company Act of 1940 (“Registered Separate Accounts”), and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of August 1, 2021, the record date for the Meeting (the “Record Date”).

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Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the applicable Fund as of the Record Date. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

The Board of Trustees recommends that you vote FOR the Proposal.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by the close of business on September 27, 2021.

If you have any questions regarding the Meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	800-344-1029

—For John Hancock (U.S.A.) variable life contracts:	800-827-4546

—For John Hancock New York variable annuity contracts:	800-551-2078

—For John Hancock New York variable life contracts:	888-267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler Secretary John Hancock Variable Insurance Trust

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JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF BLUE CHIP GROWTH TRUST

To the Shareholders of Blue Chip Growth Trust:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Blue Chip Growth Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), will be held on September 28, 2021 at 10:00 a.m., Eastern Time. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

The Fund is sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. Instead, the Fund plans to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Attending the Meeting via Telephone

To participate in the Meeting, contract owners eligible to give voting instructions and shareholders of the Fund must call the Broadridge Service Center at 1-855-200-8053 no later than 5:00 p.m. Eastern Time on September 27, 2021, and provide your full name and address. You will then be provided with the conference call dial-in information to attend the Meeting.

Telephonic access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Fund.

A Proxy Statement, which provides information about the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal	To change the classification of the Fund from “diversified” to “non-diversified.”

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees of the Trust recommends that shareholders vote FOR the Proposal.

Each shareholder of record at the close of business on August 1, 2021 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely,

/s/ Christopher Sechler
Christopher Sechler Secretary John Hancock Variable Insurance Trust August 6, 2021 Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

BLUE CHIP GROWTH TRUST

TO BE HELD ON SEPTEMBER 28, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “Trust”) of proxies to be used at a special meeting of shareholders of Blue Chip Growth Trust (the “Fund”) to be held on September 28, 2021 at 10:00 a.m., Eastern Time (the “Meeting”) for purposes of voting on the proposal summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated August 1, 2021 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record of the Fund at the close of business on August 1, 2021 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about August 16, 2021.

The Trust.    The Trust is a Massachusetts business trust that is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2020, the Trust offered 52 separate series. The Trust does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds (the “Funds of Funds”). Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management.    John Hancock Variable Trust Advisers LLC, formerly John Hancock Investment Management Services, LLC (the “Advisor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as investment advisor to the Trust and each series of the Trust that has a subadvisor pursuant to an Amended and Restated Advisory Agreement with the Trust (the “Advisory Agreement”), dated June 30, 2020. Under the Advisory Agreement, the Advisor is

responsible for, among other things, administering the business and affairs of each series and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the assets of the series pursuant to subadvisory agreements.

The Distributor.    John Hancock Distributors, LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the distributor to the Trust.

SUMMARY OF PROPOSAL

Proposal Number	Proposal	Shareholders of the Trust Voting on the Proposal

1	To change the classification of the Fund from “diversified” to “non-diversified.”	Shareholders of Blue Chip Growth Trust

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, and certain entities affiliated with the insurance companies and those series of the Trust that operate as funds of funds and invest in other Trust funds. Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”). Each of John Hancock (U.S.A.), John Hancock New York and John Hancock Distributors, LLC, (“JH Distributors”), is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, shares of the Fund were legally owned by John Hancock (U.S.A.) and John Hancock New York (collectively, the “Insurance Companies”). Each of the Insurance Companies holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act (“Registered Separate Accounts”) as well as unregistered separate accounts. An Insurance Company may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series. John Hancock (U.S.A.) is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock (U.S.A.) and John Hancock New York are invested in subaccounts of Registered Separate Accounts, and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of the Record Date.

Voting Procedures

The number of votes eligible to be cast at the Meeting with respect to the Fund, the percentage ownership of the outstanding shares of the Fund by each of the Insurance Companies and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or owner of variable contracts (“contract owner”) upon request. To obtain a report, please contact the Trust by calling 800-344-1029 or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116; (ii) signing and returning a new proxy, in each case if received by the Trust by the close of business on September 27, 2021; or (iii) attending the Meeting via telephone and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of a Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new voting instructions form, in each case if received by the Trust by the close of business on September 27, 2021.

Quorum; Definition of a Majority of Outstanding Voting Securities.    Shareholders of record at the close of business on August 1, 2021, the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Fund at the close of business on that date present at the Meeting or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of the Fund is required to approve a Proposal. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or by proxy; or

(2) more than 50% of the outstanding voting securities of the Fund.

Shareholders are entitled to one vote for each share of Series I, Series II and Series NAV held and fractional votes for fractional shares held.

In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more Proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting, and any adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by contract owners participating in Registered Separate Accounts for which voting instructions are not timely received will nevertheless be voted in proportion to the timely instructions received from contract owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the Meeting. Because Registered Separate Accounts hold over 30% of the Fund’s shares, the presence of a quorum is assured.

Abstentions.    Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

Cost of Preparation and Distribution of Proxy Materials.    The cost of the preparation and distribution of these proxy materials will be borne entirely by the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Advisor and its agents or affiliates, personally or by telephone.

Portfolio Voting.    Shares of the Fund will be voted in the aggregate and not by class of shares with respect to the Proposal.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of the Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in Registered Separate Accounts that hold shares of the Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions or if no instruction is made, “for” the Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Separate Accounts. The Insurance Companies will vote shares of the Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. Similarly, in accordance with their proxy voting procedures, the Funds of Funds also will vote shares of the Fund in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

PROPOSAL — APPROVAL OF CHANGE TO THE FUND’S DIVERSIFICATION STATUS

Introduction

As a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund currently has a fundamental policy substantively the same as the following: that it may not with respect to 75% of its total assets invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. As a fundamental policy, any change to such policy requires shareholder approval. If the change in the Fund’s diversification status is approved by shareholders, the Fund will operate as a non-diversified fund. The risk of operating as a non-diversified fund is that a fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make the Fund more susceptible to economic, business, political or other factors affecting the issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. By changing the Fund’s status to be non-diversified, portfolio management will have more flexibility in managing the Fund’s investments as described herein.

Shareholders of the Fund are being asked to approve the change to the Fund’s diversification status. The Advisor has recommended to the Board that this fundamental investment restriction be changed.

The Advisor believes, based on a review of the Fund’s investment process, that the Fund and its shareholders may benefit if the Fund is operated as a “non-diversified” fund. Based on its experience and investment analysis, the Advisor believes that generally the ability for the Fund to invest more significantly in fewer securities may enhance the probability of improved performance over the long term. As a result, the Fund has, over the past few years, generally trended toward investing a larger percentage of the Fund’s assets in the securities of fewer companies.

The Board has concluded that the proposed change to the diversification status is appropriate and will likely benefit the Fund and its shareholders. The Board unanimously recommends that shareholders of the Fund approve the proposed change.

If approved by the Fund’s shareholders, the change to the Fund’s diversification status will become effective when the Fund’s SAI is revised or supplemented to reflect the change. Assuming that the proposed change is approved at the Meeting, the Fund expects to file a revision or supplement to its SAI on or about September 29, 2021.

If the proposed change is not approved by the Fund’s shareholders, the current fundamental investment restriction regarding diversification will remain in effect and the Fund will continue to be managed as a diversified fund.

Change to the Fund’s Diversification Status

The following table sets forth the Fund’s current fundamental investment restriction regarding diversification and the proposed restriction.

Current Fundamental Restriction Regarding Diversification	Proposed Fundamental Restriction Regarding Diversification
The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.	The Fund has elected to be treated as a non-diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposal.    A fund that is non-diversified typically may invest a higher percentage of its assets in the securities of a smaller number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by changes in the financial condition of any one issuer or by the financial markets’ assessment of any such issuers.

Required Vote

Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or by proxy; or

(2) more than 50% of the outstanding voting securities of the Fund.

Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement.

THE BOARD, INCLUDING ALL THE TRUSTEES OF THE TRUST WHO ARE NOT “INTERESTED PERSONS” (AS DEFINED IN THE 1940 ACT) OF THE TRUST (THE “INDEPENDENT TRUSTEES”), AND THE ADVISOR RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

August 6, 2021

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A — OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders.    There were no principal holders of the shares of Blue Chip Growth Trust in addition to the Insurance Companies. Principal holders are those who own of record or are known by John Hancock Variable Insurance Trust (“JHVIT”) to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, and Series NAV shares of Blue Chip Growth Trust, and the percentage ownership thereof by John Hancock USA and John Hancock NY, and collectively by the Funds of Funds are set forth below:

Share Class	Number of Outstanding Shares	Number of Eligible Votes	Percentage of Shares Held by
			John Hancock USA	John Hancock NY	Funds of Funds*
Series I	8,933,250.472	8,933,250.472	92.62%	7.38%	N/A
Series II	3,525,144.857	3,525,144.850	86.75%	13.25%	N/A
Series NAV	41,257,577.712	41,257,577.712	63.55%	1.18%	35.27%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Fund.

A-1

JOHN HANCOCK VARIABLE INSURANCE TRUST P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Go to website www.proxyvote.com or scan the QR Barcode above
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the voting instruction card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the voting instruction card below.
	3)	Sign and date the voting instruction card.
	4)	Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58863-Z80901                KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement for a discussion of the proposal.

				For	Against	Abstain
1. To change the diversification of the Fund from “diversified” to “non-diversified.”				☐	☐	☐

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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D58864-Z80901

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

BLUE CHIP GROWTH TRUST

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Time, September 28, 2021, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of August 1, 2021. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON SEPTEMBER 27, 2021 TO BE VOTED AT THE MEETING TO BE HELD ON SEPTEMBER 28, 2021.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

PLEASE SIGN AND DATE ON THE REVERSE SIDE